Exhibit 10.4

COMPANY ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT

This COMPANY ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT (this “Assignment”), dated as of June 29, 2012, is by and among MATSON NAVIGATION COMPANY, INC., a Hawaii corporation, as assignor (the “Assignor”), MATSON, INC., a Hawaii corporation, as assignee (the “Assignee”) and the holders of Notes listed on the signature pages hereto (collectively, the “Holders”).

WHEREAS, the Assignor has entered into that certain Second Amended and Restated Note Agreement, dated as of June 4, 2012 (the “Note Purchase Agreement”; capitalized terms used herein and not defined herein shall have the meanings set forth in the Note Purchase Agreement), by and among the Assignor and the Holders;

WHEREAS, the Assignor has agreed to assign and delegate to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under the (i) Note Purchase Agreement (including those related to the issue, purchase and sale of the Series C Notes) and (ii) the Series B Notes;

WHEREAS, the Assignee desires to accept the assignment and delegation of all of the Assignor’s rights, interests, duties, obligations and liabilities in, to and under the (i) Note Purchase Agreement (including those related to the issue, purchase and sale of the Series C Notes) and (ii) the Series B Notes;

WHEREAS, the Assignor has requested that the Holders release the Assignor from all of its obligations under the (i) Note Purchase Agreement (including those related to the issue, purchase and sale of the Series C Notes) and (ii) the Series B Notes; and

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

1.             Assignment of the Note Purchase Agreement.  Effective as of the date hereof, the Assignor hereby absolutely assigns, transfers, conveys and delegates to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under (i) the Note Purchase Agreement (including those related to the issue, purchase and sale of the Series C Notes) and (ii) the Series B Notes.

2.             Assumption of the Note Purchase Agreement.  Effective as of the date hereof, the Assignee hereby absolutely accepts the assignment and delegation described in Section 1 and assumes all of the duties, obligations and liabilities of the Assignor in, to and under the (i) Note Purchase Agreement (including those related to the issue, purchase and sale of the Series C Notes) and (ii) the Series B Notes to the same extent as if the Assignee had executed the Note Purchase Agreement.  The Assignee hereby ratifies, as of the date hereof, and agrees to be bound by the terms and provisions of the Note Purchase Agreement (including those related to the issue, purchase and sale of the Series C Notes) and Series B Notes (including the increase in the coupon rate thereof from 4.79% per annum to 5.79% per annum as provided for in paragraph 2A of the Note Purchase Agreement) and accepts all of the Assignor’s rights, interests, duties, obligations and liabilities thereunder.  Without limiting the generality of the foregoing terms of this Section 2, the Assignee hereby (a) acknowledges, agrees and confirms that (i) by its execution of this Assignment, the Assignee shall be deemed to be a party to the Note Purchase Agreement as the “Company”, (ii) the Assignee shall have all of the obligations of the Company thereunder as if it had executed the Note Purchase Agreement, and (iii) this Assignment shall be deemed a “Transaction Document” for all purposes of the Note Purchase Agreement, (b) certifies that the representations and warranties set forth in paragraph 8 of the Note Purchase Agreement are true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (c) agrees to be bound by the affirmative and negative covenants set forth in paragraphs 5 and 6 of the Note Purchase Agreement and (d) promises to pay to the Holders all obligations evidenced by the Notes and under the Note Purchase Agreement and the other Transaction Documents outstanding at, or incurred on or after, the date hereof, as provided in the Transaction Documents.

3.             Release.  The Holders confirm that, from and after the execution and delivery of this Assignment by each of the Assignor and the Assignee, the Assignor is released and forever discharged from any duties, obligations and liabilities of the Company under (i) Note Purchase Agreement (including those related to the issue, purchase and sale of the Series C Notes) and (ii) the Series B Notes.  The release contained herein is intended to be final and binding upon the parties hereto, the Holders and their respective heirs, successors and assigns.  Each party agrees to cooperate in good faith and to execute such further documents as may be necessary to effect the provisions of this Assignment.

4.             Acknowledgement.  Each of the parties hereto acknowledges that its execution and delivery of this Assignment has not been the result of any coercion or duress.  The Assignor acknowledges that upon execution and delivery of this Assignment and execution of the Guaranty, it will be a Guarantor under the Multiparty Guaranty and the Indemnity and Contribution Agreement.

5.             Notices to Assignee.  The address of the Assignee for purposes of all notices and other communications is 555 12th Street, Oakland, CA 94611, Attention of Chief Financial Officer and Treasurer (Facsimile No. 510-628-7300).

6.             No Modifications.  Except as expressly provided for herein, nothing contained in this Assignment shall amend or modify, or be deemed to amend or modify, the Note Purchase Agreement or any other Transaction Document.

7.             Governing Law.  This Assignment shall in all respects be governed by, and construed in accordance with, the internal substantive laws of the State of New York, including all matters of construction, validity or interpretation of this Assignment.

8.             Counterparts.  This Assignment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart by of this Assignment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment.

9.             Binding Nature.  This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the date set forth above.

ASSIGNOR:	MATSON NAVIGATION COMPANY, INC.,
a Hawaii corporation

By:
Name:
Title:

By:
Name:
Title:

ASSIGNEE:	MATSON, INC.,
a Hawaii corporation

By:
Name:
Title:

By:
Name:
Title:

HOLDERS:	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Name:
Title: Vice President

PRUCO LIFE INSURANCE COMPANY

By:
Name:
Title: Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By: Prudential Investment Management (Japan), Inc., as Investment Manager

By: Prudential Investment Management, Inc., as Sub-Adviser

By:
Name:
Title: Vice President

GIBRALTAR LIFE INSURANCE CO., LTD.

By: Prudential Investment Management Japan Co., Ltd., as Investment Manager

By: Prudential Investment Management, Inc., as Sub-Adviser

By:
Name:
Title: Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By: Prudential Investment Management, Inc., as investment manager

By:
Name:
Title: Vice President

PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY

By: Prudential Investment Management, Inc., as investment manager

By:
Name:
Title: Vice President